UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report

February 2, 2005

(Date of earliest event reported)

IVAX Corporation

(Exact name of registrant as specified in its charter)

Florida	1-09623	16-1003559

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Boulevard, Miami, Florida		33127

(Address of principal executive offices)		(Zip Code)

(305) 575-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition

On February 2, 2005, IVAX Corporation issued a press release announcing that it would distribute a letter to shareholders. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including the exhibit attached hereto, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits

99.1     Press release dated February 2, 2005.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVAX CORPORATION
By:	/s/ Steven D. Rubin
	Name:	Steven D. Rubin
	Title:	Senior Vice President and General Counsel

Dated: February 3, 2005

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